UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                           ____________________

                                 FORM 8-K

                              CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934




                               May 3, 2004
______________________________________________________________________________
           Date of report (Date of earliest event reported)



                           Minden Bancorp, Inc.
______________________________________________________________________________
           (Exact Name of Registrant as Specified in Charter)



     United States                   000-49882               13-4203146
______________________________________________________________________________
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
of Incorporation)                                       Identification No.)



415 Main Street, Minden, Louisiana                            71058
______________________________________________________________________________
(Address of Principal Executive Offices)                    (Zip Code)



                               (318) 377-0523
______________________________________________________________________________
            (Registrant's telephone number, including area code)



                               Not Applicable
______________________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)




ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1           Press Release dated May 3, 2004



ITEM 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

     On May 3, 2004, Minden Bancorp, Inc. (the "Company") issued a press release announcing first quarter earnings for the period ended March 31, 2004.

     For additional information, reference is made to the Company's press release dated May 3, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed "filed" for any purpose.























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MINDEN BANCORP, INC.



Date: May 11, 2004            By:  /s/ Becky T. Harrell
                                   ----------------------------
                                   Becky T. Harrell
                                   Treasurer and Chief Financial Officer






















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